                                                                   EXHIBIT 99.3

     UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE BANK OF NEW YORK (THE "BEARER SECURITY DEPOSITARY"), NEW YORK, NEW YORK, TO A NOMINEE OF THE BEARER SECURITY DEPOSITARY OR BY A NOMINEE OF THE BEARER SECURITY DEPOSITARY TO THE BEARER SECURITY DEPOSITARY OR ANOTHER NOMINEE OF THE BEARER SECURITY DEPOSITARY OR BY THE BEARER SECURITY DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR BEARER SECURITY DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR BEARER SECURITY DEPOSITARY.

                                                              CUSIP: 22825L AA 8

No.  001                                                       U.S. $200,000,000

                         CROWN CORK & SEAL FINANCE PLC
                             6 3/4% Notes Due 2003


     Crown Cork & Seal Finance PLC, a public limited company organized under the laws of England and Wales (herein called the "Issuer", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to the Holder upon surrender hereof, the principal sum of TWO HUNDRED MILLION DOLLARS on December 15, 2003, at the office or agency of the Issuer referred to below, and to pay interest thereon from December 17, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, commencing June 15, 1997, at the rate of 6.750% per annum, until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Holder hereof.

     If this Security is exchanged for Securities in registered form during the period starting on an Interest Record Date relating to such registered Securities and ending on the immediately succeeding Interest Payment Date, the interest due on such Interest Payment Date shall be payable to the initial Holders of such registered Securities. Any interest paid on this Security shall be increased to the extent necessary to pay Additional Amounts as set forth in this Security.

     Payment of the principal of (and premium, if any) and interest on this Security will be made to the Holder upon presentation at the Corporate Trust Office of the Trustee in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be
                             --------  -------
made at the option of the Issuer by check drawn upon any Paying Agent.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.


     IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.


                         CROWN CORK & SEAL FINANCE PLC,


                         By: _____________________________
                              Name:
                              Title:


                         By: _____________________________
                              Name:
                              Title:

          This is one of the Securities referred to in the within-mentioned Indenture.


                           THE BANK OF NEW YORK, as Trustee,


                           By
                              -----------------------------
                                    Authorized Signatory

Date:

          This Security is one of a duly authorized issue of Securities of the Issuer (herein called the "Securities"), issued and to be issued in one or more series under an indenture (herein called the "Indenture") dated as of December 17, 1996, among the Issuer, Crown Cork & Seal Company, Inc. (herein the "Guarantor" which term includes any successor Person under the Indenture referred to herein), Crown Cork & Seal Finance S.A. and The Bank of New York, as trustee (herein called the "Trustee," which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Issuer, the Guarantor, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of a series designated on the face hereof, limited in aggregate principal amount to $200,000,000.

          The Securities will be redeemable as a whole or in part, at the option of the Issuer at any time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments thereon discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, plus in either case accrued interest on the principal amount being redeemed to the Redemption Date.

          In addition to its ability to redeem this Security pursuant to the foregoing, this Security may be redeemed by the Issuer on the terms set forth, and as more fully described, in the Indenture, in certain circumstances where the Issuer would be required to pay Additional Amounts in respect hereof as a result of a change or amendment of any law, regulation or published tax ruling of the jurisdiction in which the Issuer or any Successor is organized, or any political subdivision or taxing authority thereof or therein, affecting taxation, or change in the official administration, interpretation or application thereof, in each case occurring after the issue date hereof or which change in such official administration, interpretation or application shall not have been available to the public prior to the issue date hereof, which change shall require the Issuer to pay Additional Amounts.

          In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof.

          The Indenture contains provisions for defeasance at any time of the entire indebtedness of the series of which this Security is a part or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          All payments pursuant to this Security shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the jurisdiction (the "applicable taxing jurisdiction") in which the Issuer or any Successor is organized or resident (or deemed for tax purposes to be resident) or any political subdivision or taxing authority thereof or therein, unless such taxes, duties, assessments or governmental charges are required by the applicable taxing jurisdiction or any such subdivision or authority to be withheld or deducted. In that event, the Issuer will pay such Additional Amounts (as defined in the Indenture) as will result (after deduction of such taxes, duties, assessments or governmental charges and any additional taxes, duties, assessments or governmental charges payable in respect of such) in the payment to each Holder of a Security of the amounts which would have been payable in respect of the Security thereof had no such withholding or deduction been required, subject to certain exceptions as set forth in Section 10.07 of the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Issuer and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest and any Additional Amounts on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

          The Securities of this series are issuable in bearer form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made to the Holders for any transfer, exchange or redemption of Securities, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor, or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Issuer, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security and the notation of the Guarantees set forth below which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          CROWN CORK & SEAL COMPANY, INC., a Pennsylvania corporation (the "Guarantor", which term includes any Successor under the Indenture (the "Indenture") referred to in the Security on which this notation is endorsed) has unconditionally guaranteed, pursuant to the terms of the Guarantees contained in
Article XIII of the Indenture, the due and punctual payment of the principal of, and any premium, interest and Additional Amounts on, this Security, when and as the same shall become due and payable, whether at the Stated Maturity, by declaration of acceleration, call for redemption or otherwise, in accordance with the terms of this Security and the Indenture.

          The obligations of the Guarantor to the Holders of the Securities and to the Trustee pursuant to the Guarantees and the Indenture are expressly set forth in Article XIII of the Indenture, and reference is hereby made to such Article and Indenture for the precise terms of the Guarantees.

          The Guarantees shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this notation of the Guarantees is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.


          IN WITNESS WHEREOF, the Guarantor has caused this instrument to be duly executed under its corporate seal.


                                            CROWN CORK & SEAL COMPANY, INC.,


                                            By
                                              _____________________________
                                              Name:
                                              Title:

[SEAL]

Attest:


____________________
Authorized Signature